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                                                                    EXHIBIT 10.2

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                  SUBSEQUENT MORTGAGE LOAN CONVEYANCE AGREEMENT
                            Dated as of June 30, 1998

                                     between

                           AAMES CAPITAL CORPORATION,
                                   as Seller,

                                       and


                         AAMES CAPITAL ACCEPTANCE CORP.,
                                  as Transferor

                     ---------------------------------------





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        This Subsequent Mortgage Loan Conveyance Agreement (this "Agreement"), dated as of June 30, 1998, is between Aames Capital Corporation (the "Seller") and Aames Capital Acceptance Corp. (the "Transferor").

        On June 30, 1998 (the "Subsequent Transfer Date"), the Seller intends to convey and the Transferor intends to acquire certain home equity mortgage loans (the "Subsequent Mortgage Loans") as provided in this Agreement. Upon receipt of such Subsequent Mortgage Loans, the Transferor will immediately convey the Subsequent Mortgage Loans to Bankers Trust Company of California, N.A., in its capacity as trustee (the "Trustee"), under that certain pooling and servicing agreement, dated as of June 1, 1998, by and among Aames Capital Acceptance Corp., as Transferor, Aames Capital Corporation, as Servicer, and the Trustee (the "Pooling and Servicing Agreement"), pursuant to which $625,000,000 aggregate principal amount of Mortgage Pass-Through Certificates, Series 1998-B (the "Certificates") are being issued.

        Reference is hereby made to the Initial Mortgage Loan Conveyance Agreement, dated as of June 1, 1998 (the "Initial Mortgage Loan Conveyance Agreement"), between the Seller and the Transferor pursuant to which certain home equity mortgage loans identified therein (the "Initial Mortgage Loans") were conveyed by the Seller to the Transferor. Reference is also hereby made to the Pooling and Servicing Agreement pursuant to which the Initial Mortgage Loans were conveyed by the Transferor to the Trustee. The Transferor has transferred the Initial Mortgage Loans, together with its rights under the Initial Mortgage Loan Conveyance Agreement and certain other property, to the Trustee as part of the Trust Estate for the Certificates.

        The Seller and the Transferor are entering into this Agreement for the purpose of establishing the terms under which the Subsequent Mortgage Loans may be (i) sold by the Seller to the Transferor, and (ii) conveyed by the Transferor to the Trustee as part of the Trust Estate in exchange for the Subsequent Purchase Price and any Subsequent Purchase Price to be paid by the Trustee from amounts on deposit in the Prefunding Account pursuant to and in accordance with
Section 3.16 of the Pooling and Servicing Agreement.

        Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

        SECTION 1. Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings ascribed thereto in the Initial Mortgage Loan Conveyance Agreement or the Pooling and Servicing Agreement, as the context requires.


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        SECTION 2. Agreements to Acquire.

        (a) On the Subsequent Transfer Date, the Seller shall convey, and the Transferor shall acquire, Subsequent Mortgage Loans having an aggregate principal balance not in excess of the amount of the Prefunding Account Deposit and identified on additional Mortgage Loan Schedules delivered to the Transferor. The conveyance of Subsequent Mortgage Loans by the Seller to the Transferor shall be effected in accordance with the provisions of Section 3 of the Initial Mortgage Loan Conveyance Agreement as though such Subsequent Mortgage Loans were Initial Mortgage Loans. The provisions of Section 3 of the Initial Mortgage Loan Conveyance Agreement are hereby incorporated by reference and shall be deemed to refer to the conveyance of the Subsequent Mortgage Loans by the Seller pursuant to this Section 2(a). The Seller shall be deemed to have made the representations and warranties set forth in Section 4(b) of the Initial Mortgage Loan Conveyance Agreement with respect to each Subsequent Mortgage Loan as of the date specified therein or, if no date is specified, as of the Subsequent Transfer Date and the Transferor shall have the rights and remedies for defects in the related Mortgage File or breaches for such representations and warranties as set forth in Section 3 and Section 5 of the Initial Mortgage Loan Conveyance Agreement. The consideration for the Subsequent Mortgage Loans conveyed pursuant to this Agreement shall be specified in each Addition Notice, which consideration shall be exchanged on or prior to the Subsequent Transfer Date.

        (b) The Transferor shall convey, and the Trustee shall acquire, each Subsequent Mortgage Loan acquired by the Transferor from the Seller pursuant to
Section 2(a). The conveyance shall occur on the Subsequent Transfer Date for the Subsequent Mortgage Loans immediately upon the acquisition thereof by the Transferor and shall be effected in accordance with the provisions of Section 2 of the Pooling and Servicing Agreement as though such Subsequent Mortgage Loan were an Initial Mortgage Loan. The provisions of Section 2 of the Pooling and Servicing Agreement are hereby incorporated by reference and shall be deemed to refer to the conveyance of the Subsequent Mortgage Loans by the Transferor to the Trustee pursuant to Section 2(b). The Trustee shall acquire all rights and remedies of the Transferor for defects in the related Mortgage File or breaches of representations or warranties relating to such Subsequent Mortgage Loans as and to the extent contemplated in the Pooling and Servicing Agreement with respect to the Initial Mortgage Loans. The Seller acknowledges the intention of the Transferor to convey and to assign its rights and remedies to the Trustee with respect to each Subsequent Mortgage Loan acquired by the Transferor pursuant to Section 2(a). The consideration for the Subsequent Mortgage Loans shall be equal to the consideration received by the Seller from the Transferor in respect of such Subsequent Mortgage Loans pursuant to Section 2(a) and shall be exchanged on or prior to the Subsequent Transfer Date.

        (c) The Transferor shall affirmatively grant and the Trustee, subject only to the satisfaction of the provisions of this Agreement and the Pooling and Servicing Agreement, shall accept and include in the Trust Estate for the benefit of the Certificateholders, each Subsequent Mortgage Loan acquired by the Transferor pursuant to Section 2(b). Each such grant of a Subsequent Mortgage Loan by the Transferor to the Trustee shall include the rights and remedies with respect to such Subsequent Mortgage Loan acquired from the Transferor pursuant to Section 2(b). Each such grant of a Subsequent Mortgage Loan shall occur on the Subsequent

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Transfer Date, and such Subsequent Mortgage Loan shall be included in the Trust
Estate from and after such Subsequent Transfer Date, as evidenced by the attachment of the Subsequent Mortgage Loan Schedule to the Mortgage Loan Schedule. On the Subsequent Transfer Date for the Subsequent Mortgage Loans, the Trustee shall pay from the Prefunding Account the Subsequent Purchase Price for such Subsequent Mortgage Loans, all in accordance with the provisions of Section
3.16 of the Pooling and Servicing Agreement and subject to the satisfaction of the conditions set forth in Sections 6 and 7 of this Agreement. The Seller and the Transferor each acknowledge the intention of the Transferor to grant to the Trustee each Subsequent Mortgage Loan, and the rights and remedies in respect thereof, acquired by the Transferor pursuant to Section 2(b).

        (d) Subsequent Mortgage Loans to be conveyed on the Subsequent Transfer Date must (i) have an aggregate principal balance of not less than $99,971,063, and (ii) satisfy each of the representations and warranties contained in paragraph A of Schedule I hereto with respect to such Subsequent Mortgage Loans as of the Subsequent Transfer Date.

        (e) The Seller shall, at any time upon the request of the Transferor or the Trustee, without limiting the obligations of the Seller under this Agreement, execute, acknowledge and deliver all such additional documents and instruments and all such further assurances and will do or cause to be done all such further acts and things as may be proper or reasonably necessary to carry out the intent of this Agreement. The Transferor shall, at any time upon the request of the Trustee, without limiting the obligations of the Transferor under this Agreement, execute, acknowledge and deliver all such additional documents and instruments and all such further assurances and will do or cause to be done all such further acts and things as may be proper or reasonably necessary to carry out the intent of this Agreement. The Seller hereby acknowledges that the Transferor intends to transfer the Subsequent Mortgage Loans to the Trust formed pursuant to the Pooling and Servicing Agreement. In order to relieve the Transferor of certain administrative burdens and expenses that the Transferor otherwise would have to incur in connection with the transfer thereof under the Pooling and Servicing Agreement, the Seller hereby agrees to deliver each Mortgage File, including assignments of mortgage executed in blank and in recordable form, to the Trustee for the benefit of the Trust in satisfaction of its obligation to deliver the same to the Transferor hereunder. The Seller undertakes to complete and to record each such assignment on the terms and conditions specified in the Pooling and Servicing Agreement, and the parties hereto expressly agree and acknowledge that the Trustee is intended to be a third party beneficiary of this undertaking, and hereby grants to the Transferor and to the Trustee (in its capacity as such) full power, authority and right to complete any or all such assignments and to record the same, and hereby undertakes to take no action or make any claim inconsistent with any interest created by such completion or recordation. The parties hereto expressly acknowledge that such actions by the Seller are not intended to evidence, and shall not be deemed to evidence, any intent contrary to the express intent of the parties hereto that the transfer pursuant to this Agreement constitute a sale from Seller to the Transferor.

        (f) The conveyance by the Seller to the Transferor of Subsequent Mortgage Loans on the Subsequent Transfer Date pursuant to Section 2(a) shall be absolute and is intended by the Seller and the Transferor to be treated as a sale of such Subsequent Mortgage Loans by the


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Seller. The conveyance by the Transferor to the Trustee of the Subsequent
Mortgage Loans on the Subsequent Transfer Date pursuant to Section 2(b) shall be absolute and is intended by the Transferor and the Trustee to be treated as a sale of such Subsequent Mortgage Loans by the Transferor.

        SECTION 3. [Reserved.]

        SECTION 4. Representations, Warranties and Covenants.

        (a) Each representation and warranty set forth in Section 4(b) of the Initial Mortgage Loan Conveyance Agreement shall be deemed to have been made by the Seller with respect to each Subsequent Mortgage Loan as of the Subsequent Transfer Date or, if a different date is specified in the representation or warranty, the date so specified, unless otherwise specified in the related Addition Notice, and such representations and warranties are incorporated by reference herein.

        (b) On the Subsequent Transfer Date, the Seller shall be deemed to have confirmed the representations and warranties of the Seller set forth in Section 4(a) of the Initial Mortgage Loan Conveyance Agreement in connection with the conveyance of the Subsequent Mortgage Loans on the Subsequent Transfer Date.

        (c) The representations and warranties deemed to have been made by the Seller pursuant to this Section 4 and the representations set forth in Schedule I annexed hereto shall survive delivery of the respective Mortgage Files by the transferors thereof to the transferees thereof and their respective assignees, notwithstanding any restrictive or qualified endorsement or assignment.

        SECTION 5. Reacquisitions.

        (a) The provisions of Section 5 of the Initial Mortgage Loan Conveyance Agreement relating to the obligations of the Seller, and the rights and remedies of the Transferor, in connection with breaches of representations or warranties in respect of the Initial Mortgage Loans are hereby incorporated by reference and shall be available in the event of breaches of any representations or warranties made by the Seller pursuant to Section 4(a) or as set forth in
Schedule I annexed hereto with respect to each Subsequent Mortgage Loan conveyed by the Seller pursuant to Section 2(a).

        (b) This Section 5 provides the sole remedies available against the Seller respecting any breach on the part of the Seller under Schedule 4(a) or
Schedule I annexed hereto.

        SECTION 6. Conditions to Subsequent Transfers. Each transfer of Subsequent Mortgage Loans pursuant to this Agreement on the Subsequent Transfer Date shall be subject to each of the following conditions:


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        (a) The Seller shall provide the Transferor and the Trustee with the related Addition Notice and shall provide any information reasonably requested by the Trustee with respect to the Subsequent Mortgage Loans at least one Business Day prior to the Subsequent Transfer Date;

        (b) All of the representations and warranties of the Seller referred to in Section 4(a) and Section 4(b) and set forth in Schedule I annexed hereto shall be true and correct in all material respects as of the date or dates made;

        (c) The Seller shall certify that, as of the Subsequent Transfer Date, the Seller was not insolvent, was not made insolvent by such transfer and is not aware of any pending insolvency;

        (d) The Funding Period shall not have expired;

        (e) All of the obligations of the Seller under Section 2(a) (including the obligations incorporated by reference) with respect to the conveyance of the Subsequent Mortgage Loans shall have been satisfied and the Transferor shall have effected the conveyance of such Subsequent Mortgage Loans as provided in
Section 2(b);

        (f) The Seller shall deposit in the Collection Account all collections in respect of each related Subsequent Mortgage Loan received or deemed received by the Seller on or after the related Cut-off Date (whether in the nature of amounts held by the Seller for later application on behalf of the related Mortgagor in respect of a Monthly Payment due on or after such Cut-off Date or otherwise), exclusive of amounts representing interest accrued on such Subsequent Mortgage Loans for any period prior to such Cut-off Date, and the Trustee shall have received confirmation of such deposit from the Servicer;

        (g) The Seller shall deposit any applicable Subsequent Transfer Deposit in the Certificate Account;

        (h) All other terms and conditions of this Agreement required to be complied with on or before the Subsequent Transfer Date with respect to the Subsequent Mortgage Loans shall have been complied with and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed with respect to the related Subsequent Mortgage Loans after the Subsequent Transfer Date; and

        (i) The Seller shall have paid all fees and expenses relating to the conveyance of the Subsequent Mortgage Loans pursuant to this Agreement.

        The Seller and the Transferor shall use their best efforts to perform their respective obligations hereunder in a manner that ultimately will enable the Transferor to acquire the Subsequent Mortgage Loans on the Subsequent Transfer Date and grant such Subsequent Mortgage Loans to the Trustee as part of the Trust Estate on such date.

        SECTION 7. Conditions to be Satisfied at End of Funding Period. Not later than the end of the Funding Period, the following conditions shall have been satisfied with respect to all Subsequent Mortgage Loans granted to the Trustee hereunder:


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        (a) The Seller shall have delivered to the Transferor and the Trustee a certificate, executed by a duly authorized officer of the Seller, to the effect that: (i) the representations and warranties of the Seller in this Agreement with respect to such Subsequent Mortgage Loans are true and correct in all material respects at and as of the Subsequent Transfer Date with the same effect as if made on the Subsequent Transfer Date and (ii) the Seller has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Subsequent Transfer Date; and

        (b) The Seller and the Transferor shall have delivered to the Trustee Opinions of Counsel with respect to the transfer of the Subsequent Mortgage Loans hereunder substantially in the form of the Opinions of Counsel delivered to the Trustee on the Closing Date regarding bankruptcy, corporate and tax matters.

        SECTION 8. Servicing. As of the applicable Cut-off Dates, the Subsequent Mortgage Loans will be serviced by the Servicer pursuant to the terms of the Pooling and Servicing Agreement and shall constitute "Mortgage Loans" for all purposes thereunder from and after the Subsequent Transfer Date.

        SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Subsequent Mortgage Loans (i) by the Seller to the Transferor as provided in Section 2(a) and (ii) by the Transferor to the Trustee as provided in Section 2(b), each be, and be construed as, a complete and absolute transfer of all right, title and interest in and to the Subsequent Mortgage Loans held by the Seller or the Transferor, as applicable, and not as a pledge of the Subsequent Mortgage Loans to secure a debt or other obligation of the Seller or the Transferor, as applicable. The Seller will treat such transfer as a sale of the Subsequent Mortgage Loans on all relevant books and records and other applicable documents. However, if, notwithstanding the aforementioned intent of the parties, the Subsequent Mortgage Loans are held to be property of (I) the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Subsequent Mortgage Loans by the Seller to the Transferor to secure a debt or other obligation of the Seller and
(b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the California Uniform Commercial Code; (ii) the conveyance provided for in Section 2(a) hereof shall be deemed to be a grant by the Seller to the Transferor of a security interest in all of the Seller's right, title and interest in and to the Subsequent Mortgage Loans, and all amounts payable to the holder of the Subsequent Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including with out limitation all such amounts, other than investment earnings, from time to time held or invested pursuant to and in accordance with the provisions of the Pooling and Servicing Agreement, as applicable, whether in the form of cash, instruments, securities or other property; (iii) the assignment of the Subsequent Mortgage Loans by the Transferor to the Trustee as contemplated by the preamble hereto shall be deemed in each case to be an assignment of any security interest created hereunder; (iv) the possession by the Seller or the Trustee or any of their respective agents, including, without limitation of the Mortgage Notes for the Subsequent Mortgage Loans, and such other items of property relating to the Subsequent Mortgage Loans as constitute instruments, money, negotiable documents or chattel paper shall be


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deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the California Uniform Commercial Code; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law and (II) the Transferor, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Subsequent Mortgage Loans by the Transferor to the Trustee to secure a debt or other obligation of the Transferor and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the California Uniform Commercial Code; (ii) the assignment of the Subsequent Mortgage Loans by the Transferor to the Trustee as contemplated by the preamble hereto shall be deemed in each case to be an assignment of any security interest created hereunder; (iii) the possession by the Seller or the Trustee or any of their respective agents, including, without limitation of the Mortgage Notes for the Subsequent Mortgage Loans, and such other items of property relating to the Subsequent Mortgage Loans as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the California Uniform Commercial Code; and (iv) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Transferor shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Subsequent Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

        SECTION 10. Notices. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in
(a), (b) or (c), if to the Seller, addressed to the Seller at 350 Grand Avenue, Los Angeles, California 90071, Attention: Joseph Magnus, telecopy: (213) 210-4995 (or to such other address as may hereafter be furnished to the parties hereto in writing by the Seller), or if to the Transferor, addressed to the Transferor at 350 Grand Avenue, Los Angeles, California 90071, Attention: Joseph Magnus, telecopy: (213) 210-4995 (or to such other address as may hereafter be furnished to the parties hereto in writing by the Transferor).

        SECTION 11. Representations, Warranties, Indemnities and Agreements to Survive Delivery. All representations, warranties, indemnities and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller or the Transferor submitted pursuant hereto, shall remain operative and in full force and


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effect and shall survive delivery of the Subsequent Mortgage Loans by the Seller to the Transferor and the conveyance of such Subsequent Mortgage Loans by the Transferor to the Trust as part of the Trust Estate under the Pooling and Servicing Agreement.

        SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforce able in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

        SECTION 13. Indemnification of the Transferor.

        (a) The Seller shall indemnify the Transferor and its assignees (including the Trustee) for any liability incurred thereby as a result of a breach of the representation and warranty set forth in clause (xvi) of Section 4(b) incorporated by reference herein. This indemnity obligation shall be in addition to any other obligation the Seller may have in connection with any such breach.

        (b) The Seller shall defend, indemnify and hold harmless the Transferor and its assignees from and against any and all taxes, except for taxes on the net income of the Transferor or such assignees, that may at any time be asserted against the Transferor or its assignees with respect to the transactions contemplated herein with respect to the Subsequent Mortgage Loans and reasonable costs and expenses in defending against the same.

        (c) The Seller shall defend, indemnify and hold harmless the Transferor and its assignees from and against any and all reasonable costs, expenses, losses, damages, claims and liabilities to the extent that such reasonable cost, expense, loss, damage, claim or liability resulted by reason of reckless disregard of the Transferor's obligations and duties under this Agreement.

        SECTION 14. No Petition. The Seller, by entering into this Agreement, hereby covenants and agrees that it will not at any time institute against the Transferor or any of its assignees, or join in any institution against the Transferor or any of its assignees of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to this Agreement.

        SECTION 15. Other Liens or Interests. Except for the conveyances hereunder, neither of the Seller nor the Transferor will sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any interest therein, and each shall defend the


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right, title, and interest of their respective transferees in, to and under the
Subsequent Mortgage Loans against all claims of third parties claiming through or under such transferor; provided, however, that such transferor's obligations under this Section shall terminate upon the termination of the Trust pursuant to the Pooling and Servicing Agreement.

        SECTION 16. Waivers. No failure or delay on the part of any transferee hereunder in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

        SECTION 17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

        SECTION 18. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF CALIFORNIA.

        SECTION 19. Further Assurances. The Seller and the Transferor shall execute and deliver such instruments and take such further actions as any other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

        SECTION 20. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller, without the prior written consent of the Trustee, except as provided in Section 21; provided, however, that simultaneously with the execution and delivery of this Agreement, the Transferor shall assign all of its right, title and interest herein to the Trustee for the benefit of the Certificateholders, to which the Transferor hereby expressly consents. The Seller agrees to perform its obligations hereunder for the benefit of the Trust and that the Trustee may enforce the provisions of this Agreement, exercise the rights of the Transferor and enforce the obligations of the Seller hereunder without the consent of the Transferor.

        SECTION 21. Merger, Consolidation, etc. The Seller may be merged or consolidated with or into any person or entity, or transfer all or substantially all of its assets to any person or entity; provided that the person or entity resulting from any merger or consolidation to which the Seller shall be a party, or the person or entity that is the transferee of all or substantially all of the assets of the Seller, shall be the successor to the Seller hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.

        SECTION 22. Amendments. This Agreement may be amended from time to time by the parties hereto to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to add any other provision with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement and the Pooling and Servicing Agreement; provided, however, that such action


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shall not, as evidenced by an Opinion of Counsel to the Trustee, adversely affect in any material respect the interests of any assignee of the Mortgage Loans or any third party beneficiary of this Agreement.

        SECTION 23. Third Party Beneficiaries. The parties hereby expressly agree that the Trustee, for the benefit of the Certificateholders, shall be a third party beneficiary with respect to this Agreement, provided, however, that no third party other than the Trustee shall be deemed a third party beneficiary of this Agreement.

                                    * * * * *

                               [SIGNATURES FOLLOW]


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        IN WITNESS WHEREOF, the Seller and the Transferor have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                    AAMES CAPITAL CORPORATION,
                                    as Seller



                                    By:    /s/ Joseph Magnus
                                           -------------------------------
                                    Name:  Joseph Magnus
                                    Title: Executive Vice President



                                    AAMES CAPITAL ACCEPTANCE CORP.,
                                    as Transferor



                                    By:    /s/ Joseph Magnus
                                           -------------------------------
                                    Name:  Joseph Magnus
                                    Title: Executive Vice President


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                                   Schedule I

Representations and Warranties of the Seller Regarding Subsequent Mortgage Loans

A. The Seller represents and warrants to the Transferor as of any Subsequent Transfer Date (except as otherwise expressly stated) that as to each Subsequent Mortgage Loan conveyed by the Seller:

(i) no Subsequent Mortgage Loan provides for negative amortization;

(ii) with respect to the Adjustable Rate Group and each Subsequent Mortgage Loan if such Mortgage Loan has an initial Adjustment Date of six months, two years, three years or five years from the date of origination, the related Mortgage Note provides for an initial rate cap as to each subsequent Adjustment Date of from 1.00% to 3.00% and a rate cap as to each subsequent Adjustment Date of from 1.00% to 2.00%;

(iii) no Subsequent Mortgage Loan has a weighted average gross margin less than 6.00%;

(iv) each Subsequent Mortgage Loan will have been serviced by the Servicer or a Sub-servicer since origination or purchase by the Seller;

(v) no Subsequent Mortgage Loan has been originated for the purpose of facilitating the purchase of real estate owned by the originator; and

(vi) no Subsequent Mortgage Loan will have a Cut-off Date of later than June 30, 1998.

B. The Seller represents and warrants to the Transferor that, following the purchase of all Subsequent Mortgage Loans by the Transferor and the assignment of such Subsequent Mortgage Loans by the Transferor to the Trustee, as of the end of the Funding Period:

(i) the Subsequent Mortgage Loans in the Fixed Rate Group:

               (a) will have a weighted average Mortgage Loan Rate of at least 9.340%;

               (b) will have a weighted average original term to stated maturity of not more than 360 months;

               (c) will have a weighted average Combined Loan-to-Value Ratio of not more than 90% except that five Mortgage Loans in the Fixed Rate Group have Combined Loan-to-Value Ratios of up to 95%;

               (d) will have no Mortgage Loan with an Aggregate Principal Balance in excess of $500,000;


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
               (e) will not have in excess of 2.00% by Aggregate Principal Balance of Mortgage Loans secured by non-owner occupied Mortgaged Properties;

               (f) will not have a concentration in a single ZIP code in excess of 38% by Aggregate Principal Balance;

               (g) will not have an aggregate concentration in excess of .50% by Aggregate principal balance in ZIP codes beginning with the following three digits: 900-919, 922-925, 930-931 and 935;

               (h) will not have a concentration in a single state, other than California, Florida, New York, or Texas in excess of 5.00% by Aggregate Principal Balance;

               (i) will not have a concentration in California in excess of 20%, in Florida in excess of 15.00%, in New York in excess of 6.00% or in Texas in excess of 7.00% by Aggregate Principal Balance ;

               (j) will not have in excess of 5.00% or 7.00% by Aggregate Principal Balance of Mortgage Loans secured by Mortgaged Properties that are two-family properties or condominiums (greater than four stories), three and four family properties or condominiums (greater than four stories), respectively and, in either case, will have none secured by mobile homes treated as real estate under applicable state law;

               (k) will have at least 85.00% by Aggregate Principal Balance of Mortgage Loans secured by fee simple interests in detached single family dwelling units (including units in de minimis planned unit developments);

               (l) will have no more than 1.00% by Aggregate Principal Balance of Mortgage Loans that are based on a 360-month amortization schedule with balloon payments prior to month 60;

               (m) will have no more than 4.00% by Aggregate Principal Balance of Mortgage Loans that are based on a 360-month amortization schedule and have a balloon payment between month 61-120;

               (n) will have no more than 30.00% by Aggregate Principal Balance of Mortgage Loans that are based on a 360-month amortization schedule and have a balloon payment between month 121-180; and

               (o) will have no more than 2.00% by Aggregate Principal Balance of Mortgage Loans that are based on a 360-month amortization schedule and have a balloon payment between month 181-240;

               (p) will have no less than 95.00% by Aggregate Principal Balance of Mortgage Loans that provide for the payment of principal and interest on a level basis to fully amortize such Mortgage Loan over its stated maturity; and

               (q) will have a weighted average term since origination not in excess of six months.

(ii) the Subsequent Mortgage Loans in the Adjustable Rate Group:

               (a) will have a weighted average Mortgage Loan Rate of at least 8.900%;

               (b) will have a weighted average original term to stated maturity of not more than 360 months;

               (c) will have a weighted average Loan-to-Value Ratio of not more than 90% except that one Mortgage Loan in the Adjustable Rate group has a Combined Loan to Value Ratio of up to 95%;

               (d) will have no Mortgage Loan with an Aggregate Principal Balance in excess of $500,000;

               (e) will have not in excess of 2.00% by Aggregate Principal Balance of Mortgage Loans secured by non-owner occupied Mortgage Properties;

               (f) will not have a concentration in a single ZIP code in excess of .47% by Aggregate Principal Balance;

               (g) will not have an aggregate concentration in excess of .50% in ZIP codes beginning with the following three digits: 900-919, 922-925, 930, 931, 935;

               (h) will not have a concentration in a single State, other than California and Florida in excess of 5.00% by Aggregate Principal Balance;

               (i) will not have a concentration in California in excess of 15.00% or in Florida in excess of 14.00%, by Aggregate Principal Balance;

               (j) will not have in excess of 9.00% or 6.00% by Aggregate Principal Balance Mortgage Loans secured by Mortgaged Properties that are two family properties or condominiums (less than four stories) and three and four family properties or condominiums (greater than four stories), respectively, and none will be secured by mobile homes or manufactured housing treated as real estate under applicable state law;

               (k) will have at least 85.00% by Aggregate Principal Balance Mortgage Loans secured by fee simple interests in detached single family dwelling units (including units in de minimis planned unit developments);

               (l) will have a weighted average margin of at least 5.00%;

               (m) will contain no Mortgage Loans that are not based on a 360-month amortization schedule of level payments;

               (n) will have a weighted average term since origination not in excess of three months.

For purposes of this Schedule I, "Aggregate Principal Balance" means the aggregate of the principal balances of the Mortgage Loans of the related Mortgage Loan Group as of the applicable Cut-off Date.

                           AAMES MORTGAGE TRUST 1998-B
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-B

                                  CROSS RECEIPT
                            SUBSEQUENT MORTGAGE LOANS
                                  JUNE 30, 1998


        Reference is made to the Subsequent Mortgage Loan Conveyance Agreement, between Aames Capital Corporation (the "Seller") and Aames Capital Acceptance Corp. (the "Transferor"), dated as of June 30, 1998 (the "Subsequent Mortgage Loan Conveyance Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Subsequent Mortgage Loan Conveyance Agreement.

        1. The Seller hereby acknowledges receipt from the Transferor of cash in the amount of $99,970,375.68 (the aggregate of the amounts specified in each such Addition Notice) and the Seller hereby affirms that such consideration represents the fair market value of the Subsequent Mortgage Loans as of the related Subsequent Transfer Dates.

        2. The Transferor hereby acknowledges receipt from the Seller of the Mortgage Notes relating to the Subsequent Mortgage Loans identified on the related Subsequent Mortgage Loan Schedules annexed as Schedule A to the Subsequent Transfer Agreement, dated June 30, 1998, between the Transferor and Bankers Trust Company of California, N.A., as Trustee. The aggregate principal balance of the Subsequent Mortgage Loans is $99,970,375.68.



                             AAMES CAPITAL CORPORATION



                             By:    /s/ Joseph Magnus
                                    -------------------------------
                             Name:  Joseph Magnus
                             Title:   Executive Vice President



                             AAMES CAPITAL ACCEPTANCE CORP.



                             By:    /s/ Joseph Magnus
                                    -------------------------------
                             Name:  Joseph Magnus
                             Title: Executive Vice President